     As filed with the Securities and Exchange Commission on March 2, 2000

                                                     Registration No. 333-
================================================================================

                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                                ---------------

                                   FORM S-1
                            REGISTRATION STATEMENT
                                     UNDER
                          THE SECURITIES ACT OF 1933

                                ---------------

                            ASIAINFO HOLDINGS, INC.
            (Exact Name of Registrant as Specified in its Charter)

            Delaware                            1731                     752506390
(State or other jurisdiction of    (Primary Standard Industrial       (I.R.S. Employer
 incorporation or organization)     Classification Code Number)     Identification Number

                            AsiaInfo Holdings, Inc
                 4th Floor, Ligong Science & Technology Tower
                     11 Balshiqino Road, Haidian District
                             Beijing 100081, China
                             Tel: (8610) 6846-7058
           (Name, Address, Including Zip Code, And Telephone Number,
       Including Area Code, of Registrant's Principal Executive Offices)

                         James Zhang, General Manager
                            AsiaInfo Holdings, Inc.
                            Techmart of Santa Clara
                    5201 Great American Parkway, Suite 226
                         Santa Clara, California 95054
                              Tel: (408) 970-9788
                              Fax: (408) 970-9366
           (Name, Address, Including Zip Code, And Telephone Number,
                  Including Area Code, of Agent for Service)

                                  Copies to:

      Thomas M. Britt, III                             Anthony Root
         Clifford Chance                    Milbank, Tweed, Hadley & McCloy LLP
    Jardine House, 28th Floor                      3007 Alexandra House
       One Connaught Place                             16 Chater Road
        Central, Hong Kong                           Central, Hong Kong
       Tel: (852) 2810-0229                         Tel: (852) 2971-4888
       Fax: (852) 2810-4708                         Fax: (852) 2840-0792

     Approximate date of commencement of proposed sale to the public: As soon as practicable after the effective date of this Registration Statement.

     If any of the securities being registered on this form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, check the following box............................................ [_]

     If this form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering..............[X] File No. 333-93199

     If this form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering....................................................... [_]

     If this form is a post-effective amendment filed pursuant to Rule 462(d) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering....................................................... [_]

     If delivery of the prospectus is expected to be made pursuant to Rule 434, please check the following box.............................................. [_]

                        CALCULATION OF REGISTRATION FEE

==========================================================================================================
                                                                Proposed Maximum            Amount of
   Title of Each Class of Securities to be Registered      Aggregate Offering Price(1)   Registration Fee
----------------------------------------------------------------------------------------------------------
Common Stock, par value $0.01 per share...............            $138,000,000               $36,432
==========================================================================================================

(1) Estimated solely for the purpose of determining the registration fee in accordance with Rule 457(o) under the Securities Act of 1933.
(2) Of this aggregate registration fee of $36,432, the Registrant has previously paid $30,360 thus, only the balance of $6,072 is being submitted herewith.

================================================================================

            INCORPORATION BY REFERENCE OF REGISTRATION STATEMENT ON
                         FORM S-1 (FILE NO. 333-93199)

        AsiaInfo Holdings, Inc. (the "Company") hereby incorporates by reference into this Registration Statement on Form S-1 in its entirety the Registration Statement on Form S-1, as amended (File No. 333-93199), declared effective March 2, 2000 by the Securities and Exchange Commission (the "Commission"), including each of the documents filed by the Company with the Commission and incorporated or deemed to be incorporated therein.


                                 CERTIFICATION


        The Company hereby certifies to the Commission that (i) it has instructed its bank to pay the Commission the filing fee set forth on the cover page of this Registration Statement by a wire transfer of such amount to the Commission's account as soon as practicable (but no later than the close of business on March 3, 2000), (ii) it will not revoke such instructions, (iii) it has sufficient funds in the relevant account to cover the amount of such filing fee, and (iv) it will confirm receipt of such instructions by the bank during regular business hours on March 3, 2000.


                                 EXHIBIT INDEX


     Exhibit
     Number         Description of Documents
     -------        ------------------------
      23.1          Consent of Deloitte Touche Tohmatsu, Independent Auditors
      23.2          Consent of Deloitte Touche Tohmatsu Shanghai CPA

                                   SIGNATURES

    Pursuant to the requirements of the Securities Act of 1933, as amended, the Registrant certifies that it has reasonable grounds to believe that it meets all requirements for filing on Form S-1 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in Beijing, on the 2nd day of March, 2000.

                                                     ASIAINFO HOLDINGS, INC.

                                                     By:   /s/ James Ding
                                                        ---------------------
                                                             James Ding
                                                      Chief Executive Officer

   Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

              Signature                            Title                    Date
              ---------                            -----                    ----

                  *                    Board Member and Chairman of    March 2, 2000
______________________________________  the Board
              Louis Lau

            /s/ James Ding             Board Member and Chief          March 2, 2000
______________________________________  Executive Officer
              James Ding                (principal executive
                                        officer)

                  *                    Executive Vice President and    March 2, 2000
______________________________________  Chief Financial Officer
               Ying Han                 (principal financial
                                        officer and principal
                                        accounting officer)

                  *                    Board Member, Senior Vice       March 2, 2000
______________________________________  President and Chief
             Michael Zhao               Strategy Officer

                  *                    Board Member                    March 2, 2000
______________________________________
             Alan Bickell

                  *                    Board Member                    March 2, 2000
______________________________________
             Patrick Keen

                  *                    Board Member                    March 2, 2000
______________________________________
              Chang Sun

                  *                    Board Member                    March 2, 2000
______________________________________
             Edward Tian

*By:
         /s/ James Ding
  -----------------------------
           James Ding
        Attorney-In-Fact